EXHIBIT “A”

RECHE CANYON CONVALESCENT CENTER

MANAGEMENT STOCK INCENTIVE PLAN

          1.      Purposes.      The purposes of the Reche Canyon Convalescent Center Management Stock Incentive Plan (“Plan”) are to provide the opportunity to receive equity incentive compensation to employees, directors, advisory directors and consultants of Reche Canyon Convalescent Center, Inc. (“Company”). The Company believes that the plan will: (i) help closely align interests of plan Participants with the interests of the Company and its stockholders to generate a strong incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of it and it’s stockholders; (ii) provide Participants with a proprietary indirect ownership in the Company commensurate with the Company’s performance, as reflected in the increase stockholder value of the Company and its Affiliates and the value of Parent’s stock; (iii) maintain competitive compensation levels, thereby attracting and retaining highly competent and talented employees, directors, advisory directors, and consultants; and (iv) provide an incentive to employees, directors, advisory directors and consultants for service and continued service with the Company; (v) allow for an orderly sale of the Shares; (vi) provide a method of realizing cash from the Shares in order to provide a source of funds that may be used to assist meet Parent’s obligation to redeem its shares from its shareholders in connection with Parent’s Plan To Terminate Its Registration Under the 1934 Act, (vii) assist in resolving questions that may arise by virtue of Shares being treated as treasury shares for purposes of presenting financial and accounting information and as issued and outstanding shares for voting and other purposes; (viii) allow the Company to remove the Shares from the Company’s balance sheet and to better satisfy HUD that such Shares do not constitute a violation of Company’s loan agreements; and (ix) assist in the process of management succession planning.

          2.      Definitions.      As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Advisory Director” means a member of the Board who does not have the right to vote at meetings of the Board.

(b)	“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(c)	“Award” means any option or other stock based award, relating to the Shares.

(d)	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not be executed or acknowledged by a Participant.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)	“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

(h)	“Continuous Service” means that the provisions of services to the Company or an Affiliate in any capacity is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of: (i) any approved leave of absence, transfers among the Company and an Affiliate in any capacity; or (ii) any changes in status as long as the individual remains in service of the Company or an Affiliate.

(i)	“Director” means a member of the Board.

(j)	“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.

(k)	“Employee” means an employee of the Company or any of its Affiliates.

(l)	“Employment Agreement” means an employment agreement entered into between a Participant and the Company or any of its Affiliates.

(m)	“Exercise Price” means the purchase price of the Shares under the Award as set forth in the Award Agreement.

(n)	“Parent” means InterWest Medical Corporation.

(o)	“Participant” means a Person granted an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

(p)	“Person” means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political sub-division thereof or other entity.

(q)	“Plan” means this Reche Canyon Management Stock Incentive Plan.

(r)	“Shares” mean those shares Parent’s common stock owned by Company.

          3.      Stock Subject to the Plan

(a)	The maximum aggregate number of Shares which may be issued pursuant to all of the Awards is equal to the total number of Shares owned by the Company at the time. The Shares may be reacquired shares.

(b)	Any Shares covered by an Award (or portion of any Award) which is forfeited or cancelled or expires, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.

          4.      Eligibility.      Awards may be granted to Employees, Directors, Advisory Directors, and Consultants.

          5.      Effect of Termination of Employment or Service.

(a)	Termination of Employment or Service. Except as the Board may provide otherwise at the time the Award is granted or thereafter, or as may be required by applicable law, if the Participant’s employment or service with the Company and its Affiliates is terminated within five years of the date of the Shares are purchased under an Award for any reason (other than death, disability or retirement at age 75 or older, then the Company shall have a Repurchase Right with respect to the Shares. Except as the Board of Directors may provide otherwise at the time the Award is granted or thereafter, or as required to comply with applicable law, if the Participant’s employment or service with the Company and its Affiliates is terminated by reason of death, disability or retirement at age 75 or older, the Company shall have no Repurchase Right and the Shares shall be fully vested.

(b)	Repurchase Right. If the Company elects to exercise its Repurchase Right under this Article 5, within three months of the applicable termination of employment or service, the Company shall deliver written notice to the Participant setting forth the number of Shares proposed to be purchased and their fair value, as determined by the Company in its sole discretion, or the original Participant’s purchase price, whichever is greater. The Company may rely solely on an estimate established by an unrelated expert in arriving at fair value of the Shares. Participant shall deliver certificates, as applicable, or other documents satisfactory to the Company, in its sole discretion, evidencing such Shares duly endorsed, or accompanied by written instruments of transfer, free and clear of any encumbrances against delivery of payment for such Shares.

(c)	Shareholder Rights. Until the Company exercises its Repurchase Rights, if at all, the Participant shall be entitled to exercise all rights of a shareholder, such as the right to vote and receive shareholder distributions in regard to such Shares.

          6.      Administration of the Plan.

(a)	The Plan shall be administered by the Board.

(b)	The Board shall have the authority in its sole discretion:

(i)	to select the persons to whom Awards may be granted from time to time hereunder;

(ii)	to determine whether and to what extent Awards are granted hereunder;

(iii)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)	to approve forms of Awards Agreements for use under the Plan;

(v)	to determine the terms and conditions of any Award granted hereunder;

(vi)	to amend the terms of any outstanding Award granted under the Plan, provided that the amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)	to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(viii)	to take such other action, not inconsistent with the terms of the Plan, as the Board deems appropriate.

          7.      Amendment, Suspension or Termination of The Plan.

(a)	The Board may at any time in its sole discretion amend, suspend or terminate the Plan.

(b)	No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)	Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

          8.      Terms and Conditions of Awards.

(a)	Awards. The Board is authorized to grant Awards to Participants with the terms and conditions, as the Board shall determine.

(b)	Exercise Price. The Board shall in its sole discretion establish the Exercise Price at the time each Award is made. The Exercise price shall be the fair value of the Shares at the time of grant of the Award, which shall be established by the Board, in its sole discretion. The Board may rely solely on an estimate established by an unrelated expert in arriving at fair value of the Shares.

(c)	Exercise. Each Award shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Awards, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

(d)	Non-Transferable. Shares purchased by a Participant shall not be sold or hypothecated by a Participant until the Company’s Repurchase Rights terminate as to such shares. An appropriate legend shall be placed on the face of the Share certificates.

          9.      General Provisions.

(a)	Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of California, without giving effect to principles of conflicts of laws, and applicable federal law.

(b)	No Right to Continued Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Company, nor shall it interfere in any way with the right of the Company to terminate any employee’s employment at any time.

(c)	No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(d)	No effect on other benefits. The receipt of Awards under the Plan shall have no effect on any benefits to which a Participant may be entitled under another Plan or otherwise, or preclude a Participant from receiving any such benefits.

(e)	Amendments and Termination. The Board may amend, suspend or terminate the Plan at any time for any reason. However, no amendment, modification or termination of this Plan will be effective as to Awards already granted, unless in writing signed by both the Company and the Participant. Any subsequent change or changes in duties, salary or compensation of a Participant will not affect any Awards previously granted, or the other provisions of this Agreement.

(f)	Effective Date. The Plan shall become effective (“Effective Date”) upon approval by the Company’s Board.

(g)	Notices. Any notices under this Plan shall be given by the Company to a Participant to the Participant’s address as reflected in the Company’s records. Notices shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three days after the day of mailing as reflected on the Company’s records.

(h)	Arbitration. Except as provided in paragraph (i) below, the parties agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in a location in California in accordance wit the rules of the American Arbitration Association then in effect. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration, Judgment may be entered on the arbitrator’s decision in any court having jurisdiction.

(i)	Equitable Remedies. It is agreed that it would be impossible or inadequate to measure and calculate the Company’s damages from any breach of the covenants set forth herein. Accordingly, it is agreed that if a Participant breaches or threatens to breach any of such covenants, the Company will have available, in addition to any other right or remedy available, the right to obtain an injunction from any court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. It is further agreed that no bond or security will be required in obtaining such equitable relief, and I hereby consent to the issuance of such in junction and to the ordering of specific performance. It is agreed that any breach of any of such covenants shall entitle the Company to cease (i) the payment to Participant of any amounts otherwise required to be paid; and (ii) the vesting of any equity interest that Participant may have in the Company or in any Shares.

(j)	Employment. Nothing in this Plan will changes the status of a Participant’s employment being AT WILL, which means any Participant or the Company may terminate the employment relationship at any time, for any reason, with or without prior notice and with or without cause. Nothing in this Plan shall confer upon any Participant any right with respect to contribution of employment by the Company, nor shall it interfere in any way with the right or any Participant of the Company to terminate a Participant’s employment at any time, with or without cause. The period of a Participant’s employment includes any time during which the Participant may be retained as a director, advisory director or as a consultant.

(k)	Titles and Headings; Certain Terms. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the test of the Plan, rather than such titles of headings, shall control. The term “including”, when used in the Plan, means in each case “including without limitation.”

(l)	Successors and Assigns. This Plan will be binding upon the Company and all Participants and their heirs, executors, administrators, successors and permitted assigns.

(m)	Survival. The provisions of this Plan will survive the termination of employment of any Participant.

(n)	Waiver. No Waiver by the Company of any breach of this Plan shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Plan shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Plan.